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USAA INTERNATIONAL FUND
Fund Shares, International Shares, and Adviser Shares
SUPPLEMENT DATED AUGUST 6, 2015
TO THE FUND'S PROSPECTUS
DATED OCTOBER 1, 2014

This Supplement updates certain information contained in the above-dated prospectus for the USAA International Fund (the Fund). Please review this important information carefully.

The Fund’s Board of Trustees recently approved Lazard Asset Management (Lazard) and Wellington Management LLP (Wellington Management) as two additional subadvisers to the Fund, with the change to take effect on or about August 28, 2015. Accordingly, effective August 28, 2015, the Fund’s prospectus is revised as follows:

The following replaces the second paragraph in the “Principal Risks” section found on page 3 of the prospectus:

The equity securities in the Fund’s portfolio are subject to stock market risk. A company’s price in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Equity securities tend to be more volatile than debt securities. In addition, the Fund invests primarily in foreign securities, and there is a possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. These risks are particularly heightened in this Fund because investments in emerging market countries generally are more volatile than interests in developed markets. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable.

The following is added as a new fourth paragraph in the “Principal Risks” section found on page 3 of the prospectus:

The Fund also is subject to mid- and small-cap company risk, which is the greater risk of investing in smaller, less well-known companies, as opposed to investing in established companies with proven track records. Mid- and small-cap companies may be more vulnerable than larger companies to adverse business or economic developments and also may have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in the securities of larger companies.

The following replaces in its entirety the “Subadviser(s)” section found on page 6 of the prospectus:

Lazard Asset Management (Lazard)

Massachusetts Financial Services Company d/b/a MFS Investment Management (MFS)

Wellington Management Company LLP (Wellington Management)

The following replaces in its entirety the “Portfolio Manager(s)” section found on page 6 of the prospectus:

Lazard

Paul Moghtader, CFA, Managing Director, Portfolio Manager/Analyst, has managed a portion of the Fund since August 2015.

Taras Ivanenko, CFA, Director, Portfolio Manager/Analyst, has managed a portion of the Fund since August 2015.

Ciprian Marin, Director, Portfolio Manager/Analyst, has managed a portion of the Fund since August 2015.

Craig Scholl, CFA, Director, Portfolio Manager/Analyst, has managed a portion of the Fund since August 2015.

Susanne Willumsen, Director, Portfolio Manager/Analyst, has managed a portion of the Fund since August 2015.

MFS

Marcus L. Smith, Investment Officer and Portfolio Manager of MFS, has managed a portion of the Fund since June 2002.

Daniel Ling, Investment Officer and Portfolio Manager of MFS, has managed a portion of the Fund since October 2009.

Wellington Management

James H. Shakin, CFA, Senior Managing Director, and Equity Portfolio Manager, has managed a portion of the Fund since August 2015.

Andrew M. Corry, CFA, Senior Managing Director, and Equity Portfolio Manager, has managed a portion of the Fund since August 2015.

The following replaces in its entirety the “Tax Information” section found on page 7 of the prospectus:

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).

The following replaces in its entirety the “Principal Investment Strategy—Will the Fund’s assets be invested in any other securities?” section found on page 8 of the prospectus:

The Fund may invest the remainder of its assets in equity securities of companies that have at least one foreign characteristic, as determined by Fund management, utilizing the same factors stated in the definition of a foreign company. The Fund also may invest in derivative instruments, including futures, options, and forwards. Derivatives investments may be used for hedging, cash management, or to obtain exposure to equity securities of foreign countries.

The following replaces the first paragraph in its entirety the “Principal Investment Strategy—Are there any restrictions as to the types of business or operations of companies in which the Fund’s assets may be invested?” section found on page 9 of the prospectus:

No, there are no restrictions except that the Fund may not invest more than 25% of its total assets in any one industry. The Fund will normally invest its assets in investments that are tied economically to a number of countries throughout the world. However, the Fund may invest a large percentage of the Fund’s assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. The Fund also may invest its assets in companies of any size.

The following is added as new paragraphs at the beginning of the “Principal Investment Strategy—How are the decisions to buy and sell securities made?” section found on page 9 of the prospectus:

Lazard

Lazard selects the most attractive stocks versus their peers within global industries. Stocks are evaluated according to four uncorrelated criteria: value, growth, sentiment, and earnings quality. No single factor dominates our ranking process, but through a balanced approach, we select companies that we believe offer the best combination of discounted value and improving growth. Risks are then controlled relative to the benchmark and security weights are determined by a combination of a stock’s attractiveness and the risk impact it has on the portfolio.

The sell discipline is applied using the same process and measures that drive purchase decisions. Positions are sold when a more attractive stock is identified or if the investment thesis for owning the stock is invalidated by updated news and information.

The amount of a position which is sold will depend on a host of factors including its active weight, its size in the portfolio, the difference in expected return between the stock and its replacement, the diversification that it provides to the portfolio (capitalisation, geography, sector, industry), transaction costs, the reasons behind the sale (expected return differential vs. a company specific event), etc. In general, we typically do not sell a complete position if the active weight in the portfolio is greater than 30-40 basis points. These larger positions are typically trimmed before they are entirely eliminated. All trades are suggested by the portfolio optimiser, which incorporates the alpha, trading costs and portfolio risk constraints and creates a trade list. The portfolio management team then reviews this trade list. Marginal trades are typically discarded in an effort to control turnover.

Wellington Management

Wellington Management uses fundamental analysis to build a portfolio of companies it believes represent attractive investments due to low price, low valuation and/or low market expectations, balanced by significant upside potential. Wellington uses a disciplined screening process to narrow the universe for further in-depth, proprietary research. The subadviser focuses on stocks that trade at a discount to market value that the subadviser believes are undervalued. Areas of opportunities tend to fall into one or more of the following four categories: misunderstood negative events, consolidating industry structure, undervalued assets that could be better managed, and low return on capital with the opportunity to improve.

Wellington may sell securities when target prices are reached and risk/reward for the company is no longer considered attractive, when there is deterioration in the balance sheet beyond our expectations, or when there is a change in our long-term investment thesis.

MFS

The following is added as a new first paragraph in the “Risks” section beginning on page 10 of the prospectus:

Derivatives Risk: The Fund may invest in futures, options, forwards, and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could reduce potential returns or even result in losses to the Fund.

The following replaces the second to last paragraph in the “Fund Management” section found on pages 11-14 of the prospectus:

We have entered into Investment Subadvisory Agreements with Lazard, MFS, and Wellington Management under which Lazard, MFS, and Wellington Management each provide day-to-day discretionary management for a portion of the Fund’s assets in accordance with the Fund’s investment objective, policies, and restrictions, subject to the general supervision of the Board and AMCO.

Lazard

Lazard, located at 30 Rockefeller Plaza, New York, New York 10112-6300, provides investment management services to client discretionary accounts with assets totaling approximately $183.9 billion as of June 30, 2015. Lazard is compensated directly by AMCO and not by the Fund.

Wellington Management

Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the Wellington Management Group LLP, a Massachusetts limited liability partnership. As of June 30, 2015, Wellington Management had investment management authority with respect to approximately $936 billion in assets. Wellington is compensated directly by AMCO and not by the Fund.

MFS

The following replaces in its entirety the “Portfolio Manager(s)” section found on page 14 of the prospectus:

Lazard

Paul Moghtader, Managing Director, Portfolio Manager/Analyst on Lazard’s Equity Advantage team, began working in the investment field in 1992 and joined Lazard in 2007. Mr. Moghtader has a Master’s of Management (MM) from Northwestern University and a B.A. in Economics from Macalester College. He has managed a portion of the Fund since August 2015.

Taras Ivanenko, Director, Portfolio Manager/Analyst on Lazard's Equity Advantage team, began working in the investment field in 1995 and joined Lazard in 2007. He has a Ph.D. in physics from Massachusetts Institute of Technology and an engineer-physicist degree from Moscow Physical-Technical Institute. He has managed a portion of the Fund since August 2015.

Ciprian Marin, Portfolio Manager/Analyst on Lazard's Equity Advantage team, began working in the investment field in 1997 and joined Lazard in 2008. Mr. Marin has an M.B.A. in finance from the International University of Japan and a B.S. in international economics from the Academy of Economic Studies Bucharest. He is a Certified Investment Adviser (UK). He holds FINRA (formerly NASD) Series 7 and JASDA Series 2 licenses. He has managed a portion of the Fund since August 2015.

Craig Scholl, Director, Portfolio Manager/Analyst on Lazard's Equity Advantage team, began working in the investment field in 1984 and joined Lazard in 2007. Mr. Scholl has a B.S. in finance and public communications from Syracuse University. He is a member of the Boston Security Analysts Society. He has managed a portion of the Fund since August 2015.

Susanne Willumsen, Director, Portfolio Manager/Analyst on Lazard’s Equity Advantage team, began working in the investment field in 1993 and joined Lazard in 2008. Ms. Willumsen received an M.Sc. in shipping, trade and finance from City University and a B.Sc. in management studies from the University of Surrey. She has managed a portion of the Fund since August 2015.

MFS

Marcus L. Smith, Investment Officer and Portfolio Manager, has been employed in the investment area of MFS since 1994 and has managed a portion of the Fund since June 2002.

Daniel Ling, Investment Officer and Portfolio Manager, has been employed in the investment area of MFS since 2006 and has managed a portion of the Fund since October 2009.

Wellington Management

James H. Shakin, CFA, is a Senior Managing Director, and Equity Portfolio Manager. Mr. Shakin is a portfolio manager in Global Equity Portfolio Management and leader of the firm's International Contrarian Value Team. He earned a B.S. in economics, with a concentration in finance, from the University of Pennsylvania (Wharton, 1986). Additionally, he holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the Boston Security Analysts Society. He has managed a portion of the Fund since August 2015.

Andrew M. Corry, CFA, is a Senior Managing Director, and Equity Portfolio Manager. Mr. Corry is a portfolio manager in Global Equity Portfolio Management on the International Contrarian Value Team. He earned an M.B.A. in finance, with honors, from the University of Chicago (1994) and a B.A. from Gettysburg College (1988). Additionally, he holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the Boston Security Analysts Society. He has managed a portion of the Fund since August 2015.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund securities.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

98396-0815